Waddell & Reed
                    Advisors
                    Municipal
                    Bond Fund,
                    Inc.

                    Annual
                    Report
                    ------------------
                    September 30, 2001

CONTENTS

         3     Manager's Discussion

         7     Performance Summary

         9     Portfolio Highlights

        10     Investments

        31     Statement of Assets and Liabilities

        32     Statement of Operations

        33     Statement of Changes in Net Assets

        34     Financial Highlights

        38     Notes to Financial Statements

        44     Independent Auditors' Report

        45     Income Tax Information

        48     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Municipal Bond Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
SEPTEMBER 30, 2001


An interview with Bryan Bailey, portfolio manager of Waddell & Reed Advisors Municipal Bond Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Municipal Bond Fund, Inc. for the fiscal year ended September 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The past fiscal year presented a very challenging environment for fixed income portfolio managers, as it included extreme volatility and events that brought unforeseen challenges to a consistent, disciplined management strategy. Considering the market conditions, the Fund performed relatively well, although it underperformed its benchmark index. The Fund's Class A shares increased 2.71 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 7.27 percent for the fiscal year. This compares with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased
10.41 percent for the period, and the Lipper General Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 9.55 percent for the period.

Why did the Fund lag its benchmark index during the fiscal year?
Toward the end of 2000, the Fund was structured more defensively than its peers, with a lower sensitivity to interest rates. Following the violent shift in the trajectory of the economy late last year, along with a rapid adjustment in market expectations following Federal Reserve monetary policy actions, long-term interest rates declined to a level that approached historical lows. The huge flight to quality from the equity market, combined with heavy pressure from the anticipated continuation of the Treasury buyback program, were beneficial to competitors with higher interest rate sensitivity, in our opinion.
Concurrently, we believe that many of the factors that were a drag on Fund performance in late 2000 helped to produce excellent results through August 2001. Long-term interest rates began to increase dramatically in the third quarter of our fiscal year, reversing six months of rate declines in a five-week period. The market then began to question whether projected fiscal surpluses were sustainable. As a result, the outlook for the Treasury buyback program became less clear. Faint signs that the economy might be nearing a bottom, as well as aggressive monetary and fiscal policy actions, shifted the focus of the market from deflation to the possibility of inflation. The bond market also began to ponder the possibility that the Federal Reserve might be nearing the end of the easing cycle. We feel that the Fund was well positioned in this interest rate environment. However, economic data in mid-2001 continued to be mixed, and it is a toss-up as to whether the economy would have entered or avoided a recession if the terrorist attacks on our country in September had not occurred. The tragic attacks negatively affected the Fund, due to our exposure to airline industry credits, which markedly decreased our fiscal year performance. Additionally, we believe that overweighted positions in hospitals and power/electric revenue bonds enhanced Fund performance, while overweighted positions in the housing and IDR/PCR sectors were a drag on relative performance. Ironically, overweighted positions in the airline sector had been a key contributor to positive performance prior to the terrorist attacks.

What other market conditions or events influenced the Fund's return during the fiscal year?
The fiscal year can be characterized as one full of rare, outlier events that resulted in high levels of volatility and presented a very challenging environment for interest rate forecasting. In the fourth quarter of 2000, economic conditions began to deteriorate dramatically, the technology bubble was bursting, California was suffering through an energy crisis, the U.S. Treasury was buying back vast amounts of long-term debt and the presidential election was decided by the Supreme Court. Then, 2001 began with a surprise, inter-meeting 50-basis-point cut in the Federal Funds and discount rates -- followed by 350 basis points in additional interest rate cuts during the course of the fiscal year -- and heated recession/no recession debates. By mid-2001, we saw a landscape of inconclusive economic data, so the recession/no recession debate gathered steam. The Federal Reserve continued to add vast amounts of liquidity to the system, while Congress passed a tax bill, including rebate checks, in an effort to stimulate growth from the fiscal front. Everything changed the morning of September 11, as the U.S. absorbed unprecedented terrorist attacks on our home soil. We have declared war on terrorism, we have experienced the most aggressive easing of monetary policy in the Greenspan era, President Bush and Congress are hammering out the details of what looks to be a very generous fiscal stimulus package, and the record Federal budget surpluses have melted away in a six-month period. Challenging may not be a strong enough word to describe this period for money managers.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Throughout the fiscal year, we utilized a consistent, disciplined intermediate-duration interest rate sensitivity strategy during a period of high volatility, which we believe contributed to our underperformance. We maintained our duration strategy when perhaps three different sub-strategies would have been optimal: long duration during the fourth quarter of 2000 and first quarter 2001, short duration during second quarter 2001, followed by long duration again in third quarter 2001. Long municipal interest rates declined approximately 55 basis points over the course of the fiscal year, so structuring the Fund with a longer duration likely would have benefited overall performance. However, we feel that the high level of volatility provided many head fakes in what ultimately resulted in a tight trading range, by historical standards. As mentioned above, our overweighted position in the airline sector dragged performance down significantly as a result of the terrorist attacks. Overall, we believe that overweighted positions in hospitals and power/electric revenue bonds enhanced Fund performance slightly during the fiscal year. We also feel, however, that our overweighted positions in the housing and IDR/PCR sectors ultimately acted as a drag on relative performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We feel that the Fund is well positioned going forward, relative to its peers. Airline sector credits have been hit particularly hard, but we feel that we are well positioned among the anticipated eventual industry survivors. We believe that the recent sell-off has been overdone, and we expect the market to view these names more favorably as the federal government's commitment to ensure industry liquidity, safety and financial viability becomes more fully realized, and as passenger load factors return to more normal levels. We believe that the Fund's overweight position in revenue bonds, versus general obligations, has us well positioned as some state and local governments are expected to experience fiscal pressures. Municipal bond yields are hovering near historical lows. The Federal Reserve and other world central banks have injected huge amounts of liquidity into the banking system, and Congress is considering an additional large stimulus package. With the budget surplus now moving to a deficit position, we need to be alert to the possibility of large increases in the supply of U.S. Treasuries, as well as higher required rates to finance the current U.S. account deficit. Given these factors, we feel that the risk/reward tradeoff does not support the probability that long-term interest rates will decline significantly from current levels. To continue to attempt to achieve the Fund's objective, we plan to continue investing in intermediate and longer-term (when appropriate) investment grade municipal bonds that emphasize yield.


Sincerely,


Bryan Bailey
Manager
Waddell & Reed Advisors

Municipal Bond Fund, Inc.

Comparison of Change in Value of $10,000 Investment

=====          Waddell & Reed Advisors Municipal Bond Fund, Inc., Class A
Shares* -- $18,166
+++++          Lehman Brothers Municipal Bond Index  -- $19,766
-----     Lipper General Municipal Debt Funds Universe Average - $18,204

                      Waddell                 Lipper
                      & Reed                 General
                      Advisors Lehman     Municipal
                      MunicipalBrothers         Debt
                      Bond  Municipal         Funds
                      Fund,      Bond      Universe
                      Inc.      Index       Average
                      ------------------  ----------
     9-30-91   Purchase$ 9,575$10,000       $10,000
     9-30-92            10,667 11,046        11,033
     9-30-93            12,283 12,453        12,470
     9-30-94            11,803 12,149        11,995
     9-30-95            13,162 13,509        13,167
     9-30-96            14,106 14,325        13,910
     9-30-97            15,485 15,619        15,119
     9-30-98            16,828 16,980        16,363
     9-30-99            16,247 16,861        15,875
     9-30-00            16,935 17,902        16,617
     9-30-01            18,166 19,766        18,204

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-01          2.71%      2.47%     6.47%     7.44%
5 Years Ended
   9-30-01          4.28%      ---       ---       ---
10 Years Ended
   9-30-01          6.15%      ---       ---       ---
Since inception of
   Class++ through
   9-30-01          ---        3.10%     5.04%     3.00%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-5-99 for Class B shares, 10-7-99 for Class C shares and 12-30-98 for Class
  Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND
--------------------------------------------------------------
Municipal Bond Fund


GOAL
To seek to provide income that is not subject to Federal income tax. (Income may be subject to state and local taxes and a significant portion may be subject to the Federal alternative minimum tax.)

Strategy
Invests primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund diversifies its holdings among two main types of municipal bonds: general obligation bonds and revenue bonds.

Founded
1976

Scheduled Dividend Frequency
Monthly

Performance Summary - Class A Shares
             Per Share Data
For the Fiscal Year Ended September 30, 2001
---------------------------------------
Dividends paid                   $0.32
                                 =====

Net asset value on
    9-30-01                      $6.91
    9-30-00                       6.75
                                ------
Change per share                 $0.16
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                     Class B
                  -----------------------    ------------------------
                      With      Without        With        Without
Period           Sales Load(B)Sales Load(C)  CDSC(D)       CDSC(E)
------            ----------   ----------   -----------    ----------
 1-year period
  ended 9-30-01     2.71%       7.27%           2.47%        6.47%
 5-year period
  ended 9-30-01     4.28%       5.19%            ---          ---
10-year period
  ended 9-30-01     6.15%       6.61%            ---          ---
Since inception
  of Class (F)       ---         ---            3.10%        5.03%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-5-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period           Class C (B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 9-30-01     6.47%       7.44%
 5-year period
  ended 9-30-01      ---         ---
10-year period
  ended 9-30-01      ---         ---
Since inception
  of Class(D)       5.04%       3.00%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-7-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND
--------------------------------------------------------------
Portfolio Highlights

On September 30, 2001, Waddell & Reed Advisors Municipal Bond Fund, Inc. had net assets totaling $767,741,622 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Municipal Bond Fund, Inc., for every $100 you had invested on September 30, 2001, your Fund owned:

 $16.01 Public Power Revenue Bonds
  13.39 Housing Revenue Bonds
  12.90 Airport Revenue Bonds
  12.43 Other Municipal Bonds
  12.37 Hospital Revenue Bonds
  10.34 Cash and Cash Equivalents and Options
   9.78 Industrial Revenue/Pollution Control Revenue Bonds
   5.11 Student Loan Bonds
   4.04 Resource Recovery Bonds
   2.54 Lease/Certificates of Participation Bonds
   0.66 Derivative Bonds
   0.43 Transportation Revenue Bonds


                    2001 TAX YEAR TAXABLE EQUIVALENT YIELDS*
---------------------------------------------------------------------------
If your Taxable Income is:
                                    Your        Equivalent
                                  Marginal    Tax Free Yields
   Joint              Single        Tax---------------------------
   return             Return    Bracket Is 5%    6%    7%    8%

$      0- 12,000  $      0-  6,000          10% 5.56% 6.67% 7.78% 8.89%

$ 12,001- 45,200     6,001- 27,050          15% 5.88% 7.06% 8.24% 9.41%

$ 45,201-109,250  $ 27,051- 65,550        27.5% 6.90% 8.28% 9.66%11.03%

$109,251-166,500  $ 65,551-136,750        30.5% 7.19% 8.63%10.07%11.51%

$166,501-297,350  $136,751-297,350        35.5% 7.75% 9.30%10.85%12.40%

$297,351 and above$297,351 and above      39.1% 8.21% 9.85%11.49%13.14%

*Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal Bond Fund, Inc.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS
ALASKA - 2.81%
City of Valdez, Alaska, Marine Terminal
 Revenue Refunding Bonds (BP Pipelines
 (Alaska) Inc. Project), Series 1993A,
 5.85%, 8-1-25 (A) ......................   $12,650    $ 12,887,188
State of Alaska, International Airports
 System Revenue Bonds, Series 1999A (AMT),
 5.0%, 10-1-19 ..........................     3,000       2,928,750
Alaska Housing Finance Corporation,
 Housing Development Bonds, 1997
 Series B (AMT),
 5.8%, 12-1-29 ..........................     2,390       2,425,850
Alaska Energy Authority, Power Revenue
 Refunding Bonds, Fifth Series (Bradley
 Lake Hydroelectric Project),
 5.0%, 7-1-21 (A) .......................     2,350       2,317,687
Northern Tobacco Securitization Corporation,
 Tobacco Settlement Asset-Backed Bonds,
 Series 2001,
 5.5%, 6-1-29 ...........................     1,000       1,000,000
                                                       ------------
                                                         21,559,475
                                                       ------------

ARIZONA - 0.68%
Arizona Educational Loan Marketing Corporation
 (A Nonprofit Corporation Organized Pursuant
 to the Laws of the State of Arizona), 2001
 Educational ....Loan Revenue Bonds, 2001
 Senior Series A-2 Bonds,
 4.95%, 3-1-09 ..........................     5,000       5,181,250
                                                       ------------

ARKANSAS - 0.26%
Jefferson County, Arkansas, Hospital Revenue
 Improvement and Refunding Bonds (Jefferson
 Regional Medical Center), Series 2001,
 5.8%, 6-1-21 ...........................     1,000       1,018,750


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value
MUNICIPAL BONDS (Continued)
ARKANSAS (Continued)
Arkansas Development Finance Authority,
 Tobacco Settlement Revenue Bonds, Series 2001
 (Biosciences Institutes and College of Public
 Health Projects),
 5.125%, 12-1-28 ........................   $ 1,000    $    965,000
                                                       ------------
                                                          1,983,750
                                                       ------------

CALIFORNIA - 3.47%
California Statewide Communities
 Development Authority:
 Hospital Refunding Revenue Certificates of
 Participation, Series 1993, Cedars-Sinai
 Medical ...Center, Inverse Floating Rate
 Securities (INFLOS),
 5.4%, 11-1-15 (B) ......................     6,600       6,765,000
 Hospital Revenue Certificates of
 Participation,  Series 1992, Cedars-Sinai
 Medical Center,
 6.5%, 8-1-12 ...........................     5,200       6,012,500
California Rural Home Mortgage Finance
 Authority, Single Family Mortgage Revenue
 Bonds (Mortgage-Backed Securities Program):
 1997 Series C,
 6.75%, 3-1-29 ..........................     2,050       2,316,500
 1998 Series B,
 6.35%, 12-1-29 .........................     1,940       2,189,775
Southern California Public Power Authority,
 Multiple Project Revenue Bonds, 1989 Series,
 6.75%, 7-1-12 ..........................     3,455       4,193,506
Foothill/Eastern Transportation Corridor Agency,
 Toll Road Refunding Revenue Bonds, Series 1999,
 Capital Appreciation Bonds,
 0.0%, 1-15-17 ..........................     7,500       3,281,250
Delta Counties Home Mortgage Finance Authority
 (California), Single Family Mortgage Revenue
 Bonds (Mortgage-Backed Securities Program),
 1998 Series A,
 5.2%, 12-1-14 ..........................     1,805       1,881,712
                                                       ------------
                                                         26,640,243
                                                       ------------
                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
COLORADO - 3.64%
Colorado Housing and Finance Authority,
 Single Family Program Senior and Subordinate
 Bonds:
 2001 Series B-2 Senior Bonds,
 5.2%, 2-1-31 ...........................   $ 4,000    $  4,460,000
 2001 Series C-2 Senior Bonds,
 5.25%, 8-1-32 ..........................     4,000       4,385,000
 1999 Series A-2 Senior Bonds,
 6.45%, 4-1-30 ..........................     2,185       2,400,769
 1997 Series C-2 Senior Bonds,
 6.875%, 11-1-28 ........................     2,100       2,289,000
 2001 Series B-3 Senior Bonds,
 5.2%, 8-1-17 ...........................     2,000       2,227,500
 2000 Series D-2 Senior Bonds,
 6.9%, 4-1-29 ...........................     1,500       1,685,625
 2001 Series A-2 Senior Bonds,
 6.5%, 8-1-31 ...........................     1,500       1,668,750
 1997 Series A-2 Senior Bonds,
 7.25%, 5-1-27 ..........................     1,450       1,582,312
 2000 Series D-3 Senior Bonds,
 6.75%, 4-1-32 ..........................     1,000       1,123,750
 2000 Series B-3 Senior Bonds,
 6.7%, 10-1-16 ..........................     1,000       1,118,750
 1998 Series A-3 Senior Bonds,
 6.5%, 5-1-16 ...........................       940       1,003,450
City and County of Denver, Colorado,
 Airport System Revenue Bonds,
 Series 1996D,
 5.5%, 11-15-25 .........................     2,000       2,060,000
University of Colorado Hospital Authority,
 Revenue Bonds, Series 1999A,
 5.0%, 11-15-19 (A) .....................     1,000         998,750
Highlands Ranch Metropolitan District No. 3,
 Douglas County, Colorado, General
 Obligation Bonds, Series 1999,
 5.3%, 12-1-19 ..........................     1,000         973,750
                                                       ------------
                                                         27,977,406
                                                       ------------


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
CONNECTICUT - 2.73%
Eastern Connecticut Resource Recovery
 Authority, Solid Waste Revenue Bonds
 (Wheelabrator Lisbon Project),
 Series 1993A,
 5.5%, 1-1-14 ...........................   $13,700    $ 13,460,250
Bristol Resource Recovery Facility Operating
 Committee, Solid Waste Revenue Refunding
 Bonds (Ogden Martin Systems of Bristol,
 Inc. Project - 1995 Series),
 6.5%, 7-1-14 ...........................     7,000       7,507,500
                                                       ------------
                                                         20,967,750
                                                       ------------

FLORIDA - 0.90%
Housing Finance Authority of Lee County, Florida,
 Single Family Mortgage Revenue Bonds:
 Series 1998A, Subseries 6,
 6.45%, 3-1-31 ..........................     2,175       2,400,656
 Series 1999A, Subseries 2,
 5.0%, 9-1-30 ...........................     1,495       1,509,950
Broward County, Florida, Airport System Revenue Bonds,
 Series 2001J-1 (AMT),
 5.75%, 10-1-18 .........................     2,870       3,031,438
                                                       ------------
                                                          6,942,044
                                                       ------------

GEORGIA - 2.65%
Municipal Electric Authority of Georgia,
 Project One Special Obligation Bonds,
 Fifth Crossover Series,
 6.4%, 1-1-13 ...........................    15,500      18,336,300
Private Colleges and Universities Authority,
 Revenue and Refunding Bonds (Mercer University
 Project), Tax-Exempt Series 1999A,
 5.25%, 10-1-20 (A) .....................     2,000       2,015,000
                                                       ------------
                                                         20,351,300
                                                       ------------

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
HAWAII - 1.38%
State of Hawaii, Airport System Revenue Bonds,
 Refunding Series 2001 (AMT):
 5.75%, 7-1-15 ..........................   $ 5,000    $  5,312,500
 5.75%, 7-1-16 ..........................     5,000       5,287,500
                                                       ------------
                                                         10,600,000
                                                       ------------

IDAHO - 0.95%
Idaho Health Facilities Authority, Hospital
 Revenue Refunding Bonds, Series 1992
 (IHC Hospitals, Inc.), Indexed Inverse Floating
 Rate Securities (Indexed INFLOS),
 6.65%, 2-15-21 (B) .....................     6,000       7,260,000
                                                       ------------

ILLINOIS - 4.65%
City of Chicago, Collateralized Single Family
 Mortgage Revenue Bonds:
 Series 2001C,
 5.0%, 4-1-21 ...........................     5,000       5,281,250
 Series 1998C-1,
 6.3%, 9-1-29 ...........................     3,980       4,363,075
 Series 1999A,
 6.35%, 10-1-30 .........................     2,495       2,710,194
 Series 1998A-1,
 6.45%, 9-1-29 ..........................     2,440       2,699,250
 Series 1999C,
 7.05%, 10-1-30 .........................     1,750       1,968,750
 Series 1997-B,
 6.95%, 9-1-28 ..........................     1,410       1,510,462


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
ILLINOIS  (Continued)
City of Chicago, Chicago O'Hare International
 Airport:
 Special Facilities Revenue Refunding Bonds
 (United Air Lines, Inc. Project):
 Series 1999A,
 5.35%, 9-1-16 ..........................   $ 4,250    $  3,245,938
 Series 2001A-1,
 5.8%, 11-1-35 ..........................     2,500       2,334,375
 Series 2001B,
 6.1%, 11-1-35 ..........................     2,500       2,303,125
 Series 2001C,
 6.3%, 5-1-16 ...........................     2,500       2,165,625
 Second Lien Passenger Facility Charge
 Revenue Bonds, Series 2001C,
 5.125%, 1-1-20 .........................     1,000         976,250
Illinois Health Facilities Authority, Revenue Bonds:
 Series 1997A (Victory Health Services),
 5.375%, 8-15-16 ........................     3,000       2,902,500
Village of Maywood, General Obligation Corporate
 Purpose Bonds, Series 2001C,
 5.5%, 1-1-21 ...........................     1,300       1,304,875
School District Number 116, Champaign County,
 Illinois (Urbana), General Obligation School
 Building Bonds, Series 1999C,
 0.0%, 1-1-12 ...........................     1,695       1,027,594
Bloomington-Normal Airport Authority of
 McLean County, Illinois, Central Illinois
 Regional Airport, Passenger Facility Charge
 Revenue Bonds, Series 2001,
 6.35%, 12-15-24 ........................     1,000         943,750
                                                       ------------
                                                         35,737,013
                                                       ------------


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
INDIANA - 3.84%
Indiana State Office Building Commission,
 Capitol Complex Revenue Bonds:
 Series 1990B (State Office Building I Facility),
 7.4%, 7-1-15 ...........................   $ 8,000    $ 10,160,000
 Series 1990A (Senate Avenue Parking Facility),
 7.4%, 7-1-15 ...........................     4,775       6,064,250
Indianapolis Airport Authority,
 Special Facility Revenue Bonds, Series 1995 A
 (United Air Lines, Inc., Indianapolis
 Maintenance Center Project),
 6.5%, 11-15-31 .........................    10,850       8,747,813
Indiana Transportation Finance Authority,
 Highway Revenue Bonds, Series 1990A,
 7.25%, 6-1-15 ..........................     1,990       2,460,137
Indiana Health Facility Financing Authority,
 Hospital Revenue Bonds, Series 1999A
 (Deaconess Hospital Obligated Group),
 5.75%, 3-1-19 ..........................     2,000       2,015,000
                                                       ------------
                                                         29,447,200
                                                       ------------

KANSAS - 2.13%
Sedgwick County, Kansas and Shawnee County,
 Kansas, Single Family Mortgage Revenue Bonds
 (Mortgage-Backed Securities Program):
 1998 Series A-1 (AMT),
 6.5%, 12-1-22 ..........................     7,760       8,555,400
 2001 Premium Series B-2 (AMT),
 5.125%, 12-1-33 ........................     3,500       3,771,250
 2001 Premium Series A-1 (AMT),
 5.25%, 12-1-32 .........................     1,500       1,646,250
Unified School District No. 204, Wyandotte
 County, Kansas (Bonner Springs - Edwardsville),
 General Obligation Improvement and Refunding
 Bonds, Series 2000A,
 5.2%, 9-1-13 ...........................     1,305       1,383,300


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
KANSAS  (Continued)
Kansas Development Finance Authority, Health
 Facilities Revenue Bonds (Stormont-Vail
 HealthCare, Inc.), Series 2001K,
 5.375%, 11-15-24 (A) ...................   $ 1,000    $  1,013,750
                                                       ------------
                                                         16,369,950
                                                       ------------

KENTUCKY - 0.07%
County of Jefferson, Kentucky, Insured
 Hospital Revenue Bonds, Series 1992 (Alliant
 Health System, Inc. Project), Inverse Floaters,
 9.952%, 10-23-14 (B) ...................       500         544,165
                                                       ------------

LOUISIANA - 0.71%
Parish of East Baton Rouge, State of
 Louisiana, Refunding Revenue Bonds
 (Georgia-Pacific Corporation Project),
 Series 1998,
 5.35%, 9-1-11 ..........................     3,000       2,955,000
Parish of Webster, Louisiana, Pollution
 Control Revenue Refunding Bonds,
 1998 Series B (Non-AMT),
 5.2%, 3-1-13 ...........................     1,435       1,447,556
Louisiana Public Facilities Authority,
 Hospital Revenue and Refunding Bonds
 (Pendleton Memorial Methodist Hospital
 Project), Series 1998,
 5.25%, 6-1-17 ..........................     1,500       1,074,375
                                                       ------------
                                                          5,476,931
                                                       ------------

MASSACHUSETTS - 1.37%
City of Quincy, Massachusetts, Revenue Refunding
 Bonds, Quincy Hospital Issue, Series 1993,
 Inverse Floating Rate Security (INFLOS),
 7.87%, 1-15-11 (B) .....................     5,700       6,156,000


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MASSACHUSETTS  (Continued)
Massachusetts Housing Finance Agency,
 Single Family Housing Revenue Bonds,
 Series 57 (AMT),
 5.6%, 6-1-30 ...........................   $ 4,300    $  4,348,375
                                                       ------------
                                                         10,504,375
                                                       ------------

MICHIGAN - 1.50%
City of Detroit, Michigan, Sewage Disposal
 System Revenue and Revenue Refunding Bonds,
 Series 1993-A, Inverse Floating Rate Security
 (INFLOS),
 5.7%, 7-1-23 (B) .......................     5,200       5,317,000
Michigan Strategic Fund, Limited Obligation
 Revenue Bonds (WMX Technologies, Inc.
 Project), Series 1993,
 6.0%, 12-1-13 ..........................     4,000       4,025,000
Harper Creek Community Schools, County of Calhoun,
 State of Michigan, 2001 School Building and Site
 Bonds (General Obligation-Unlimited Tax),
 5.5%, 5-1-17 ...........................     2,100       2,205,000
                                                       ------------
                                                         11,547,000
                                                       ------------

MINNESOTA - 1.96%
Minneapolis-St. Paul Metropolitan Airports
 Commission, Airport Revenue Bonds,
 Series 2001B (AMT):
 5.75%, 1-1-15 ..........................     5,000       5,343,750
 5.75%, 1-1-13 ..........................     2,345       2,515,013
City of Rochester, Minnesota, Health .Care
 Facilities Revenue Bonds (Mayo Foundation/Mayo
 Medical Center), Series 1992D, Floating Inverse
 Rate Securities (FIRS),
 6.15%, 11-15-09 (B) ....................     4,500       5,163,750


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MINNESOTA (Continued)
HealthSystem Minnesota, The Healthcare Network,
 City of St. Louis Park, Minnesota, Health Care
 Facilities Revenue Bonds (HealthSystem Minnesota
 Obligated Group), Series 1993, Inverse Floater,
 5.1%, 7-1-13 (B) .......................   $ 2,000    $  2,040,000
                                                       ------------
                                                         15,062,513
                                                       ------------

MISSISSIPPI - 2.86%
Lowndes County, Mississippi, Solid Waste
 Disposal and Pollution Control
 Refunding Revenue Bonds (Weyerhaeuser
 Company Project), Series 1992B,
 6.7%, 4-1-22 (B) .......................    11,000      12,553,750
Mississippi Higher Education Assistance
 Corporation, Student Loan Revenue Bonds,
 Subordinate Series 1996-C:
 6.75%, 9-1-14 ..........................     5,500       5,726,875
 6.7%, 9-1-12 ...........................     1,470       1,530,637
Mississippi Home Corporation, Single Family
 Mortgage Revenue Bonds, Series 1999A,
 6.3%, 6-1-31 ...........................     1,995       2,119,688
                                                       ------------
                                                         21,930,950
                                                       ------------

MISSOURI - 3.13%
Health and Educational Facilities Authority
 of the State of Missouri, Health Facilities
 Revenue Bonds:
 Barnes-Jewish, Inc./Christian Health
 Services, Series 1993A,
 6.0%, 5-15-11 ..........................     3,000       3,367,500
 Freeman Health System Project, Series 1998,
 5.25%, 2-15-18 (A) .....................     2,460       2,278,575
 Lake of the Ozarks General Hospital, Inc.,
 Series 1998,
 5.1%, 2-15-18 (A) ......................     2,220       2,214,450


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
Missouri Housing Development Commission,
 Single Family Mortgage Revenue Bonds
 (Homeownership Loan Program):
 1997 Series C-1 (Non-AMT),
 6.55%, 9-1-28 ..........................   $ 1,790    $  1,966,763
 1998 Series D-2 (AMT),
 6.3%, 3-1-29 ...........................     1,145       1,240,894
 1998 Series B-2 (AMT),
 6.4%, 3-1-29 ...........................       910         986,212
 1997 Series A-2 (AMT),
 7.3%, 3-1-28 ...........................       715         799,906
OTC Public Building Corporation (Missouri),
 Leasehold Refunding and Improvement Revenue
 Bonds (Ozarks Technical Community College
 Project), Series 2001,
 5.0%, 3-1-22 ...........................     4,000       3,935,000
Tax Increment Financing Commission of Kansas
 City, Missouri, Tax Increment Revenue Bond
 Anticipation Bonds (Briarcliff West Project),
 Series 2001A,
 6.75%, 4-1-02 ..........................     2,000       2,000,300
Missouri Higher Education Loan Authority
 (A Public Instrumentality and Body
 Corporate and Politic of the State of
 Missouri), Student Loan Revenue Bonds,
 Subordinate Series 1994A,
 5.45%, 2-15-09 .........................     1,500       1,537,500
Health and Educational Facilities Authority
 of the State of Missouri Revenue Bonds
 (SSM Health Care), Series 2001A,
 5.25%, 6-1-21 ..........................     1,500       1,505,625
Missouri Development Finance Board, Infrastructure
 Facilities Revenue Bonds (City of Independence,
 Missouri - Eastland Center Project Phase II),
 Series 2000B,
 6.0%, 4-1-21 ...........................     1,250       1,265,625


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
The Industrial Development Authority of the
 County of Taney, Missouri, Hospital Revenue
 Bonds (The Skaggs Community Hospital Association),
 Series 1998,
 5.3%, 5-15-18 ..........................   $ 1,000    $    927,500
                                                       ------------
                                                         24,025,850
                                                       ------------

MONTANA - 0.44%
Montana Higher Education Student Assistance
 Corporation, Student Loan Revenue Bonds,
 Subordinate Series 1998-B,
 5.5%, 12-1-31 (A) ......................     3,350       3,358,375
                                                       ------------

NEBRASKA - 1.45%
Nebraska Higher Education Loan Program, Inc.,
 1993-2 Series A-6 Junior Subordinate Bonds,
 6.4%, 6-1-13 ...........................    10,000      11,162,500
                                                       ------------

NEVADA - 1.25%
Clark County, Nevada:
 Industrial Development Refunding Revenue
 Bonds (Nevada Power Company Project),
 Series 1995B,
 5.9%, 10-1-30 ..........................     5,500       5,128,750
 Industrial Development Revenue Bonds (Nevada
 Power Company Project), Series 1997A,
 5.9%, 11-1-32 ..........................     2,000       1,860,000
Nevada Housing Division, Single Family
 Mortgage Bonds:
 1998 Series A-1 Mezzanine Bonds,
 5.35%, 4-1-16 ..........................     1,855       1,896,737
 1996 Series C Subordinate Bonds,
 6.35%, 4-1-09 ..........................       660         702,075
                                                       ------------
                                                          9,587,562
                                                       ------------

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
NEW JERSEY - 0.13%
New Jersey Health Care Facilities Financing
 Authority, Revenue Bonds, Englewood Hospital
 and Medical Center Issue, Series 1994,
 6.75%, 7-1-24 ..........................   $ 1,000    $  1,001,250
                                                       ------------

NEW MEXICO - 1.54%
New Mexico Hospital Equipment Loan Council,
 Hospital Revenue Bonds (Memorial Medical
 Center, Inc. Project), Series 1998,
 5.5%, 6-1-28 ...........................     5,750       4,966,563
City of Albuquerque, New Mexico, Airport
 Refunding Revenue Bonds, Series 2001 (AMT),
 5.375%, 7-1-15 .........................     3,365       3,499,600
New Mexico Educational Assistance Foundation,
 Student Loan Program Bonds:
 Second Subordinate 1996 Series A-3,
 6.75%, 11-1-08 .........................     2,175       2,351,719
 Second Subordinate 1995 Series A-3,
 6.6%, 11-1-10 ..........................       965       1,003,600
                                                       ------------
                                                         11,821,482
                                                       ------------

NEW YORK - 1.45%
The City of New York, General Obligation Bonds,
 Fiscal 1994 Series C, Inverse Floaters,
 24.56%, 9-30-03 (C) ....................     3,250       4,533,750
Dormitory Authority of the State of New York:
 State University Educational  Facilities,
 Revenue Bonds, Series 1990B,
 7.5%, 5-15-11 ..........................     2,000       2,461,187
 Nyack Hospital, Revenue Bonds, Series 1996,
 6.25%, 7-1-13 ..........................     1,000         885,000
New York State Urban Development Corporation,
 Correctional Capital Facilities Revenue Bonds,
 1993A Refunding Series,
 5.25%, 1-1-14 ..........................     3,000       3,240,000
                                                       ------------
                                                         11,119,937
                                                       ------------
                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
NORTH CAROLINA - 3.14%
County of Cumberland, North Carolina, Hospital
 Facility Revenue Bonds (Cumberland County
 Hospital System, Inc.), Series 1999:
 5.25%, 10-1-14 (A) .....................   $ 4,630    $  4,745,750
 5.25%, 10-1-11 (A) .....................     1,200       1,263,000
North Carolina Municipal Power Agency Number 1,
 Catawba Electric Revenue Bonds, Series 1992,
 5.75%, 1-1-02 ..........................     5,950       5,989,508
North Carolina Medical Care Commission,
 Hospital Revenue Bonds:
 Gaston Health Care, Series 1998,
 5.0%, 2-15-19 (A) ......................     2,500       2,443,750
 Halifax Regional Medical Center, Series 1998,
 5.0%, 8-15-18 ..........................     2,170       1,879,763
 Rex Healthcare, Series 1998,
 5.0%, 6-1-17 ...........................       750         756,562
The Columbus County Industrial Facilities
 and Pollution Control Financing Authority
 (North Carolina), Environmental Improvement
 Revenue Bonds, 1996 Series A,
 5.85%, 12-1-20 .........................     5,000       5,068,750
The Martin County Industrial Facilities and
 Pollution Control Financing Authority (North
 Carolina), Solid Waste Disposal Revenue Bonds
 (Weyerhaeuser Company Project), Series 1993,
 5.65%, 12-1-23 .........................     2,000       1,992,500
                                                       ------------
                                                         24,139,583
                                                       ------------

NORTH DAKOTA - 0.63%
City of Fargo, North Dakota, Health System
 Revenue Bonds (Meritcare Obligated Group),
 Series 1996A,
 5.55%, 6-1-16 ..........................     2,350       2,455,750
State of North Dakota, North Dakota Housing
 Finance Agency, Housing Finance Program Bonds,
 Home Mortgage Finance Program, 1998 Series A,
 5.25%, 7-1-18 ..........................     1,255       1,259,706


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
NORTH DAKOTA  (Continued)
County of Burleigh, North Dakota, Healthcare
 Revenue Refunding Bonds, Series 1999
 (Medcenter One, Inc.),
 5.25%, 5-1-13 (A) ......................   $ 1,100    $  1,149,500
                                                       ------------
                                                          4,864,956
                                                       ------------

OHIO - 0.87%
County of Erie, Ohio, Franciscan Services
 Corporation, Revenue Refunding Bonds,
 Series 1993 A (Providence Hospital, Inc.),
 6.0%, 1-1-13 ...........................     4,000       4,115,000
State of Ohio, Air Quality Development Revenue
 Bonds (Columbus Southern Power Company
 Project), Series 1985 B,
 6.25%, 12-1-20 .........................     1,500       1,535,625
County of Lorain, Ohio, Hospital Facilities
 Revenue Refunding and Improvement Bonds,
 Series 2001A (Catholic Healthcare Partners),
 5.625%, 10-1-17 ........................     1,000       1,032,500
                                                       ------------
                                                          6,683,125
                                                       ------------

OKLAHOMA - 1.11%
Oklahoma Housing Finance Agency, Single
 Family Mortgage Revenue Bonds
 (Homeownership Loan Program):
 1995 Series B, Subseries B-2 (AMT),
 7.625%, 9-1-26 .........................     3,805       4,199,769
 1996 Series A,
 7.05%, 9-1-26 ..........................       760         818,900
Trustees of the Tulsa Municipal Airport
 Trust, Revenue Bonds, Refunding Series 2000A,
 5.8%, 6-1-35 ...........................     2,000       1,930,000
Oklahoma City Airport Trust, Junior Lien
 Tax-Exempt Bonds, Twenty-Seventh Series B (AMT),
 5.75%, 7-1-16 ..........................     1,490       1,577,537
                                                       ------------
                                                          8,526,206
                                                       ------------
                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
OREGON - 0.81%
State of Oregon, Housing and Community
 Services Department, Mortgage Revenue
 Bonds, Single-Family Mortgage Program:
 1992 Series B,
 6.875%, 7-1-28 .........................   $ 3,405    $  3,508,512
 1996 Series D,
 6.375%, 7-1-27 .........................     2,560       2,672,000
                                                       ------------
                                                          6,180,512
                                                       ------------

PENNSYLVANIA - 5.01%
City of Philadelphia, Pennsylvania, Water
 and Wastewater Revenue Bonds, Series 1993,
 Inverse Rate Securities,
 5.65%, 6-15-12 (B) .....................    14,200      14,981,000
Allegheny County Hospital Development Authority
 (Pennsylvania), UPMC Health System Revenue
 Refunding Bonds, Series 1999B,
 5.0%, 12-15-17 (A) .....................     5,000       5,018,750
The Philadelphia Parking Authority, Airport
 Parking Revenue Bonds, Series of 1999,
 5.25%, 9-1-20 ..........................     3,000       3,056,250
Pennsylvania Intergovernmental Cooperation
 Authority, Special Tax Revenue Refunding
 Bonds (City of Philadelphia Funding Program),
 Series of 1999,
 5.0%, 6-15-21 (A) ......................     2,500       2,484,375
Erie County Industrial Development Authority
 (Pennslyvania), Environmental Improvement Revenue
 Refunding Bonds, 2000 Series A (non-AMT)
 (International Paper Company Projects),
 5.25%, 9-1-10 ..........................     2,375       2,449,219
Schuylkill County Industrial Development Authority,
 Variable Rate Demand Revenue Bonds (Pine Grove
 Landfill, Inc. Project), 1995 Series,
 5.1%, 10-1-19 ..........................     2,400       2,406,000


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
PENNSYLVANIA  (Continued)
Pennsylvania Higher Education Assistance Agency,
 Student Loan Revenue Bonds, Fixed Rate Bonds,
 1991 Series C,
 7.15%, 9-1-21 ..........................   $ 2,190    $  2,263,453
Falls Township Hospital Authority, Refunding
 Revenue Bonds, The Delaware Valley Medical Center
 Project (FHA Insured Mortgage), Series 1992,
 7.0%, 8-1-22 ...........................     2,000       2,092,320
Allegheny County Industrial Development Authority
 (Pennsylvania), Enviromental Improvement Revenue
 Bonds (USX Corporation Project), Refunding Series
 A 1994,
 6.7%, 12-1-20 ..........................     1,855       1,922,244
Pennsylvania Higher Educational Facilities Authority,
 Revenue Bonds (Thomas Jefferson University),
 1999 Series A,
 5.0%, 7-1-19 (A) .......................     1,750       1,752,187
                                                       ------------
                                                         38,425,798
                                                       ------------

SOUTH CAROLINA - 1.38%
Tobacco Settlement Revenue Management Authority,
 Tobacco Settlement Asset-Backed Bonds,
 Series 2001B (Tax-Exempt),
 6.375%, 5-15-28 ........................    10,000      10,612,500
                                                       ------------

TENNESSEE - 0.95%
The Health and Educational Facilities Board
 of the Metropolitan Government of Nashville
 and Davidson County, Tennessee:
 Health Facility Revenue Refunding Bonds (Open
 Arms Developmental Centers Project), Series 1998,
 5.1%, 8-1-16 (A) .......................     2,745       2,769,019
 Multi-Modal Interchangeable Rate, Health Facility
 Revenue Bonds (Richland Place, Inc. Project),
 Series 1993,
 5.5%, 5-1-23 ...........................     1,780       1,795,575


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
TENNESSEE  (Continued)
Volunteer State Student Funding Corporation,
 Educational Loan Revenue Bonds,
 Junior Subordinate Series 1993C Bonds,
 5.85%, 12-1-08 .........................   $ 2,700    $  2,760,750
                                                       ------------
                                                          7,325,344
                                                       ------------

TEXAS - 10.93%
Dallas-Fort Worth International Airport, Facility
 Improvement Corporation, American Airlines,
 Inc., Revenue Refunding Bonds, Series 2000B,
 6.05%, 5-1-29 ..........................    29,500      28,688,750
AllianceAirport Authority, Inc., Special
 Facilities Revenue Bonds, Series 1991
 (American Airlines, Inc. Project),
 7.0%, 12-1-11 ..........................    14,900      13,968,750
Trinity River Authority of Texas (Tarrant
 County Water Project), Improvement and Refunding
 Revenue Bonds, Series 1999,
 5.25%, 2-1-20 (A) ......................     7,415       7,489,150
Amarillo Health Facilities Corporation,
 Hospital Revenue Bonds (Baptist St. Anthony's
 Hospital Corporation Project), Series 1998,
 5.5%, 1-1-15 ...........................     6,320       6,794,000
City of Austin, Texas, Subordinate Lien
 Revenue Refunding Bonds, Series 1998,
 5.25%, 5-15-19 .........................     5,000       5,225,000
Brazos River Authority (Texas), Revenue Refunding
 Bonds (Houston Industries Incorporated Project),
 Series 1998B,
 5.125%, 11-1-20 (A) ....................     5,000       4,993,750
Lufkin Health Facilities Development
 Corporation, Health System Revenue and
 Refunding Bonds (Memorial Health System
 of East Texas):
 Series 1995,
 6.875%, 2-15-26 (A) ....................     2,925       2,862,844
 Series 1998,
 5.7%, 2-15-28 (A) ......................     1,500       1,233,750

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
TEXAS  (Continued)
Texas Department of Housing and Community
 Affairs, Single Family Mortgage Revenue
 Bonds, 1997 Series D (AMT) TEAMS Structure:
 5.65%, 3-1-29 ..........................   $ 2,500    $  2,540,625
 5.7%, 9-1-29 ...........................     1,500       1,524,375
Gulf Coast Waste Disposal Authority,
 Multi-Modal Interchangeable Rate Revenue
 Bonds (Champion International Corporation
 Project), Series 1992A,
 6.875%, 12-1-28 ........................     3,220       3,340,750
City of Houston, Texas, Airport System
 Special Facilities Revenue Bonds
 (Continental Airlines, Inc. Terminal
 Improvement Projects), Series 1997B,
 6.125%, 7-15-17 (A) ....................     2,850       2,215,875
Midland County Hospital District, Hospital
 Revenue Refunding Bonds, Series 1997,
 5.375%, 6-1-16 .........................     2,000       2,050,000
Collin County Housing Finance Corporation,
 Student Housing Revenue Bonds (Collin
 County Community College District Foundation,
 Inc. Project),  Series 1998A,
 5.25%, 6-1-31 (A) ......................     1,000         973,750
                                                       ------------
                                                         83,901,369
                                                       ------------

UTAH - 3.11%
 Tooele County, Utah, Hazardous Waste Treatment
 Revenue Bonds (Union Pacific Corporation/
 USPCI, Inc. Project), Series A,
 5.7%, 11-1-26 ..........................    25,000      23,843,750
                                                       ------------


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
WASHINGTON - 12.31%
Washington Public Power Supply System:
 Nuclear Project No. 3, Refunding Revenue Bonds:
 Series 1989B,
 7.125%, 7-1-16 .........................   $20,750    $ 25,911,563
 Series 1993C,  Inverse Floating Rate Security,
 5.4%, 7-1-12 (B) .......................    14,000      14,350,000
 Nuclear Project No. 1, Refunding Revenue Bonds:
 Series 1993A, Inverse Floating Rate Security,
 5.75%, 7-1-11 (B) ......................    15,000      16,687,500
 Series 1989B,
 7.125%, 7-1-16 .........................     8,200      10,239,750
 Nuclear Project No. 2, Refunding Revenue
 Bonds, Series 1994A, Inverse Floating Rate
 Securities,
 5.4%, 7-1-12 (B) .......................     5,000       5,375,000
State of Washington, Various Purpose General
 Obligation Bonds, Series 1990A,
 6.75%, 2-1-15 ..........................     4,995       6,025,219
The City of Seattle, Washington, Municipal
 Light and Power Improvements and Refunding
 Revenue Bonds, 2001,
 5.5%, 3-1-13 ...........................     4,465       4,822,200
Public Utility District No. 1 of Douglas County,
 Washington, Wells Hydroelectric Revenue Bonds,
 Series of 1965,
 3.7%, 9-1-18 ...........................     3,910       3,680,288
Pilchuck Development Public Corporation (State
 of Washington), Special Facilities Airport
 Revenue Bonds, Series 1993 (TRAMCO, INC. Project),
 6.0%, 8-1-23 ...........................     2,900       2,914,500
Kent School District No. 415, King County,
 Washington, Unlimited Tax General Obligation
 Refunding Bonds, Series 2001B,
 5.5%, 6-1-15 ...........................     2,305       2,506,687


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
WASHINGTON (Continued)
Housing Authority of the City of Seattle,
 Low-Income Housing Assistance Revenue Bonds,
 1995 (GNMA Collateralized Mortgage
 Loan - Kin On Project),
 7.4%, 11-20-36 .........................   $ 1,750    $  1,970,937
                                                       ------------
                                                         94,483,644
                                                       ------------

WEST VIRGINIA - 0.75%
Braxton County, West Virginia, Solid Waste
 Disposal Revenue Bonds (Weyerhaeuser Company
 Project), Series 1995A,
 6.5%, 4-1-25 ...........................     3,500       3,657,500
The County Commission of Monongalia County, West
 Virginia, Pollution Control Revenue Bonds (The
 Potomac Edison Company Fort Martin Station Project),
 1993 Series B,
 5.95%, 4-1-13 ..........................     2,000       2,125,000
                                                       ------------
                                                          5,782,500
                                                       ------------

WISCONSIN - 0.40%
Wisconsin Housing and Economic Development
 Authority, Home Ownership Revenue Bonds,
 1997 Series H,
 5.75%, 9-1-28 ..........................     3,000       3,060,000
                                                       ------------

WYOMING - 0.31%
Wyoming Student Loan Corporation (A Nonprofit
 Corporation Organized Under the Laws of the
 State of Wyoming), Student Loan Revenue
 Refunding Bonds, Series 1999A (Non-AMT),
 6.2%, 6-1-24 ...........................     2,250       2,393,437
                                                       ------------

TOTAL MUNICIPAL BONDS - 89.66%                         $688,382,995
 (Cost: $666,228,147)

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.23%
 du Pont (E.I.) de Nemours and Company,
   2.29395%, Master Note .................   $ 1,769   $  1,769,000
                                                       ------------

 Electric, Gas and Sanitary Services - 1.55%
 Detroit Edison Co.,
   3.7%, 10-1-01 .........................    11,855     11,855,000
                                                       ------------

 Food and Kindred Products - 0.26%
 General Mills, Inc.,
   2.8163%, Master Note ..................     2,027      2,027,000
                                                       ------------

Total Commercial Paper - 2.04%                           15,651,000

Municipal Obligations
 Arizona - 2.23%
 The Industrial Development Authority of the
   County of Maricopa, Variable Rate Demand
   Multifamily Housing Revenue Bonds (Gran
   Victoria Housing LLC Project), Series 2000A
   (Fannie Mae),
   2.25%, 10-4-01 ........................    10,500     10,500,000
 Industrial Development Authority of the City of Pheonix,
   Arizona (The), Variable Rate Demand Revenue Bonds,
   Series 2001 (Valley of the Sun YMCA Project),
   (Wells Fargo Bank, National Association),
   2.8%, 10-1-01 .........................     6,600      6,600,000
                                                       ------------
                                                         17,100,000
                                                       ------------

 California - 0.02%
 City of Azusa, California, Multifamily Housing
   Revenue Refunding Bonds (Pacific Glen Apartments
   Project), Series 1994 (Fannie Mae),
   2.15%, 10-4-01 ........................       150        150,000
                                                       ------------

                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 Colorado - 1.00%
 287/42 General Improvement District (in the City
   of Lafayette, Colorado), General Obligation
   Limited Tax Bonds, Series 2001
   (U.S. Bank National Association),
   2.4%, 10-4-01 .........................   $ 4,900   $  4,900,000
 Colorado Agricultural Development Authority,
   Adjustable Rate Industrial Development Revenue Bonds
   (Royal Crest Dairy, Inc. Project), Series 1998
   (UMB Bank Colorado),
   3.05%, 10-3-01 ........................     2,800      2,800,000
                                                       ------------
                                                          7,700,000
                                                       ------------

 Illinois - 1.03%
 City of Naperville, Illinois, Variable/Fixed Rate
   Demand Revenue Bonds, Series 1999 (Heritage YMCA
   Group, Inc.), (Harris Trust and Savings Bank),
   2.25%, 10-3-01 ........................     4,300      4,300,000
 Board of Education of the City of Chicago, Unlimited
   Tax General Obligation Bonds (Dedicated Revenues),
   Series 2000C (Financial Security Assurance Inc.),
   2.3%, 10-4-01 .........................     3,600      3,600,000
                                                       ------------
                                                          7,900,000
                                                       ------------

 Missouri - 0.40%
 Health and Educational Facilities Authority of the State
   of Missouri, Variable Rate Demand Educational Facilities
   Revenue Bonds:
   Hannibal-LaGrange College, Series 2001
   (Commerce Bank, N.A.),
   2.9%, 10-1-01 .........................     2,100      2,100,000
   Kansas City Art Institute, Series 1999
   (Commerce Bank, N.A.),
   2.9%, 10-1-01 .........................     1,000      1,000,000
                                                       ------------
                                                          3,100,000
                                                       ------------
                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 New York - 0.65%
 Port Authority New York and New Jersey (The), Versatile
   Structure Obligations, Series 3 (Morgan Guaranty Trust
   Company of New York),
   2.65%, 10-1-01 ........................   $ 5,000   $  5,000,000
                                                       ------------

 North Dakota - 0.47%
 City of Fargo, North Dakota, Commercial Development
   Revenue Bonds ("Cass Oil Co." Project), Series 1984
   (U.S. Bank, N.A.),
   2.35%, 10-4-01 ........................     3,600      3,600,000
                                                       ------------

 Texas - 0.37%
 Bexar County Housing Finance Corporation, Multifamily
   Housing Revenue Bonds (Mitchell Village Apartments
   Project), Series 2000A-1 (Fannie Mae),
   2.2%, 10-3-01 .........................     2,800      2,800,000
                                                       ------------

 Washington - 0.82%
 Washington Health Care Facilities Authority,
   Variable Rate Demand Revenue Bonds (Fred
   Hutchinson Cancer Research Center, Seattle),
   Series 1991B (Morgan Guaranty Trust Company
   of New York),
   2.65%, 10-1-01 ........................     3,850      3,850,000
 Housing Authority of the City of Seattle, Low-Income
   Housing & Assistance Revenue Bonds, 1994 (Bayview
   Manor Project), (Variable Rate Demand Bonds),
   (U.S. Bank of Washington, National Association),
   2.3%, 10-4-01 .........................     2,470      2,470,000
                                                       ------------
                                                          6,320,000
                                                       ------------


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 Wisconsin - 0.48%
 City of West Allis, Wisconsin, Variable Rate Demand
   Revenue Bonds, Series 2001 (State Fair Exposition
   Center, Inc. Project), (U.S. Bank, National
   Association, Milwaukee, Wisconsin),
   2.35%, 10-4-01 ........................   $ 2,400   $  2,400,000
 Redevelopment Authority of the City of Milwaukee
   (Wisconsin), Variable Rate Demand Revenue Bonds,
   Series 1999 (Wisconsin Humane Society, Inc.),
   (U.S. Bank, N.A.),
   2.3%, 10-4-01 .........................     1,300      1,300,000
                                                       ------------
                                                          3,700,000
                                                       ------------

Total Municipal Obligations - 7.47%                      57,370,000

TOTAL SHORT-TERM SECURITIES - 9.51%                    $ 73,021,000
 (Cost: $73,021,000)

TOTAL INVESTMENT SECURITIES - 99.17%                   $761,403,995
 (Cost: $739,249,147)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.83%         6,337,627

NET ASSETS - 100.00%                                   $767,741,622


                See Notes to Schedule of Investments on page 30.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001


Notes to Schedule of Investments

(A) These securities serve as collateral for the following open futures contracts at September 30, 2001 (See Note 5 to financial statements):

                  Number of    Expiration        Market
Type              Contracts       Date           Value
------           ----------    ---------       ---------
Treasury
Bond                 250        12-19-01      $26,375,000

Municipal
Bond Index           242        12-19-01       25,689,813
                                               ----------
                                              $52,064,813
                                               ==========

(B) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.

(C) The interest rate is subject to change periodically and inversely based upon prevailing market rates with a leverage factor of three. The interest rate shown is the rate in effect at September 30, 2001.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
MUNICIPAL BOND FUND
September 30, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
  Investment securities--at value (Notes 1 and 3) .........   $761,404
  Cash ....................................................         79
  Receivables:
     Interest ..............................................    10,558
     Fund shares sold ......................................       553
     Investment securities sold.............................       375
  Prepaid insurance premium ...............................         22
                                                              --------
       Total assets .......................................    772,991
                                                              --------
LIABILITIES
  Payable for investment securities purchased .............      2,494
  Payable to Fund shareholders ............................      2,400
  Accrued service fee (Note 2) ............................        139
  Variation margin payable ................................         85
  Accrued transfer agency and dividend disbursing (Note 2)          52
  Accrued management fee (Note 2) .........................         33
  Accrued distribution fee (Note 2) .......................         16
  Accrued accounting services fee (Note 2).................          8
  Other ...................................................         22
                                                              --------
       Total liabilities ..................................      5,249
                                                              --------
          Total net assets .................................  $767,742
                                                              ========
NET ASSETS
  $0.001 par value capital stock:
     Capital stock .........................................  $    111
     Additional paid-in capital ............................   768,789
  Accumulated undistributed income (loss):
     Accumulated undistributed net investment income .......       684
     Accumulated undistributed net realized loss on
       investment transactions ............................    (23,832)
     Net unrealized appreciation in value of securities ....    22,155
     Net unrealized depreciation in value of futures
       contracts...........................................       (165)
                                                              --------
       Net assets applicable to outstanding units
          of capital .......................................  $767,742
                                                              ========
Net asset value per share (net assets divided
  by shares outstanding):
  Class A .................................................     $6.91
  Class B .................................................     $6.91
  Class C .................................................     $6.91
  Class Y .................................................     $6.91
Capital shares outstanding:
  Class A .................................................   108,162
  Class B .................................................       658
  Class C .................................................       318
  Class Y .................................................     1,875
Capital shares authorized ..................................  600,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
MUNICIPAL BOND FUND
For the Fiscal Year Ended September 30, 2001
(In Thousands)


INVESTMENT INCOME
  Interest and amortization (Note 1B) .....................    $41,992
                                                               -------
  Expenses (Note 2):
     Investment management fee .............................     3,909
     Service fee:
       Class A.............................................      1,660
       Class B.............................................          7
       Class C.............................................          3
     Transfer agency and dividend disbursing:
       Class A.............................................        646
       Class B.............................................          4
       Class C.............................................          2
     Distribution fee:
       Class A.............................................         98
       Class B.............................................         20
       Class C.............................................          9
     Accounting services fee ...............................        96
     Custodian fees ........................................        25
     Audit fees ............................................        18
     Legal fees ............................................        13
     Shareholder servicing - Class Y .......................        10
     Other .................................................       146
                                                               -------
       Total expenses .....................................      6,666
                                                               -------
          Net investment income ............................    35,326
                                                               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net gain on securities .........................        906
  Realized net loss on put options purchased ..............     (1,388)
  Realized net loss on futures contracts closed ...........     (7,915)
                                                               -------
     Realized net loss on investments ......................    (8,397)
                                                               -------
  Unrealized appreciation in value of
     securities during the period ..........................    27,578
  Unrealized depreciation in value of future contracts
     during the period .....................................      (165)
                                                               -------
     Net unrealized appreciation in value of
       investments during the period.......................     27,413
                                                               -------
       Net gain on investments ............................     19,016
                                                               -------
          Net increase in net assets resulting
            from operations ...............................    $54,342
                                                               =======

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
MUNICIPAL BOND FUND
(In Thousands)
                                            For the fiscal year
                                            ended September 30,
                                      --------------------------------
                                            2001              2000
                                      --------------     ------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income..............       $35,326         $ 41,126
   Realized net loss on investments ..        (8,397)         (10,859)
   Unrealized appreciation
    (depreciation) ..................         27,413             (736)
                                            --------         --------
    Net increase in net assets
      resulting from operations ......        54,342           29,531
                                            --------         --------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A .........................        (34,738)         (41,036)
    Class B .........................            (96)             (18)
    Class C .........................            (44)             (11)
    Class Y .........................           (381)            (145)
   From realized net gains on investment transactions:
    Class A .........................            (64)          (5,032)
    Class B .........................             (1)              (1)
    Class C .........................            ---**             (1)
    Class Y .........................             (1)             ---**
   In excess of realized capital gains:
    Class A .........................            ---           (4,030)
    Class B .........................            ---               (1)
    Class C .........................            ---              ---**
    Class Y .........................            ---              ---**
                                            --------         --------
                                             (35,325)         (50,275)
                                            --------         --------
 Capital share transactions
   (Note 7) ..........................         7,350         (111,963)
                                           ---------         --------
       Total increase (decrease) ....         26,367         (132,707)
NET ASSETS
 Beginning of period ................        741,375          874,082
                                           ---------         --------
 End of period, including undistributed
   net investment income of $684 and
   $617, respectively ................      $767,742         $741,375
                                            ========         ========
   *See "Financial Highlights" on pages 34 - 37.
  **Not shown due to rounding.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               2001   2000   1999   1998   1997
                             ------ ------ ------ ------ ------
Net asset value,
 beginning of period         $6.75  $6.90  $7.63  $7.47  $7.32
                              -----  -----  -----  -----  -----
Income (loss) from investment
 operations:
 Net investment income        0.32   0.35   0.36   0.37   0.38
 Net realized and
   unrealized gain
   (loss) on
   investments .....          0.16  (0.08) (0.61)  0.25   0.30
                              -----  -----  -----  -----  -----
Total from investment
 operations .......           0.48   0.27  (0.25)  0.62   0.68
                              -----  -----  -----  -----  -----
Less distributions:
 From net investment
   income ..........         (0.32) (0.35) (0.37) (0.37) (0.37)
 From capital gains          (0.00)*(0.03) (0.11) (0.09) (0.16)
 In excess of capital
   gains ...........         (0.00) (0.04) (0.00) (0.00) (0.00)
                              -----  -----  -----  -----  -----
Total distributions          (0.32) (0.42) (0.48) (0.46) (0.53)
                              -----  -----  -----  -----  -----
Net asset value,
 end of period ....          $6.91  $6.75  $6.90  $7.63  $7.47
                              =====  =====  =====  =====  =====
Total return** .....          7.27%  4.24% -3.46%  8.67%  9.77%
Net assets, end of
 period (in
 millions) ........           $748   $739   $874   $997   $994
Ratio of expenses to
 average net assets           0.88%  0.89%  0.79%  0.72%  0.67%
Ratio of net investment
 income to average
 net assets .......           4.67%  5.23%  4.98%  4.95%  5.14%
Portfolio
 turnover rate ....          30.74% 15.31% 30.93% 50.65% 47.24%

 *Not shown due to rounding.
**Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-5-99*
                              ended        through
                            9-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $6.74          $6.87
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income        0.27           0.28
 Net realized and
   unrealized gain (loss)
   on investments ..          0.16          (0.05)
                              ----           ----
Total from investment
 operations .......           0.43           0.23
                              ----           ----
Less distributions:
 From net investment
   income ..........         (0.26)         (0.29)
 From capital gains          (0.00)**       (0.03)
 In excess of capital
   gains ...........         (0.00)         (0.04)
                              ----           ----
Total distributions          (0.26)         (0.36)
                              ----           ----
Net asset value,
 end of period ....          $6.91          $6.74
                              ====           ====
Total return .......          6.47%          3.56%
Net assets, end of
 period (in millions)           $5             $1
Ratio of expenses to
 average net assets           1.72%          1.86%***
Ratio of net investment
 income to average
 net assets .......           3.76%          4.17%***
Portfolio turnover rate      30.74%         15.31%****
   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-7-99*
                              ended        through
                            9-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $6.74          $6.87
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income        0.27           0.29
 Net realized and
   unrealized gain (loss)
   on investments ..          0.16          (0.06)
                              ----           ----
Total from investment
 operations .......           0.43           0.23
                              ----           ----
Less distributions:
 From net investment
   income ..........         (0.26)         (0.29)
 From capital gains          (0.00)**       (0.03)
 In excess of capital
   gains ...........         (0.00)         (0.04)
                              ----           ----
Total distributions          (0.26)         (0.36)
                              ----           ----
Net asset value,
 end of period ....          $6.91          $6.74
                              ====           ====
Total return .......          6.47%          3.56%
Net assets, end of
 period (in millions)           $2             $1
Ratio of expenses to
 average net assets           1.74%          1.84%***
Ratio of net investment
 income to average
 net assets .......           3.74%          4.18%***
Portfolio turnover rate      30.74%         15.31%****
   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                  For the
                            For the        For the         period
                             fiscal       fiscal            from
                               year       year          12-30-98*
                              ended          ended        through
                            9-30-01        9-30-00        9-30-99
                            -------        -------        -------
Net asset value,
 beginning of period         $6.75          $6.90          $7.41
                              -----          -----          -----
Income (loss) from investment operations:
 Net investment income        0.28**         0.36**         0.28
 Net realized and
   unrealized gain (loss)
   on investments ..          0.21**        (0.08)**       (0.51)
                              -----          -----          -----
Total from investment
 operations .......           0.49           0.28          (0.23)
                              -----          -----          -----
Less distributions
 From net investment
   income ..........         (0.33)         (0.36)         (0.28)
 From capital gains          (0.00)***      (0.03)         (0.00)
 In excess of capital
   gains ...........         (0.00)         (0.04)         (0.00)
                              -----          -----          -----
Total distributions.         (0.33)         (0.43)         (0.28)
                              -----          -----          -----
Net asset value,
 end of period ....          $6.91          $6.75          $6.90
                              =====          =====          =====
Total return .......          7.44%          4.32%         -3.21%
Net assets, end of
 period (000 omitted)      $12,965             $2             $2
Ratio of expenses
 to average net
 assets ...........           0.70%          0.71%          0.67%****
Ratio of net investment
 income to average net
 assets ...........           4.82%          5.38%          5.08%****
Portfolio turnover rate      30.74%         15.31%         30.93%*****
    *Commencement of operations.
   **Based on average weekly shares outstanding.
  ***Not shown due to rounding.
 ****Annualized.
*****For the fiscal year ended September 30, 1999.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.   Futures -- See Note 5 -- Futures.

F.   Options -- See Note 6 -- Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no material impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 11,000
           From $   25 to $   50         $ 22,000
           From $   50 to $  100         $ 33,000
           From $  100 to $  200         $ 44,000
           From $  200 to $  350         $ 55,000
           From $  350 to $  550         $ 66,000
           From $  550 to $  750         $ 77,000
           From $  750 to $1,000         $ 93,500
                $1,000 and Over          $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $772,031. During the period ended September 30, 2001, W&R received $3,749 and $605 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $495,367 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $23,417, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $205,889,823, while proceeds from maturities and sales aggregated $212,916,466. Proceeds from options aggregated $950,882. Purchases of short-term securities aggregated $1,698,275,958, while proceeds from maturities and sales aggregated $1,691,495,999. No long-term U.S. Government securities were bought or sold during the period ended September 30, 2001.

For Federal income tax purposes, cost of investments owned at September 30, 2001 was $743,950,374, resulting in net unrealized appreciation of $17,453,621, of which $29,206,231 related to appreciated securities and $11,752,610 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $13,649,289 during the fiscal year ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $5,481,081, which have been deferred to the fiscal year ending September 30, 2002. In addition, during the year ended September 30, 2001, the Fund recognized post-October losses of $11,322,610 that had been deferred from the year ended September 30, 2000.

NOTE 5 -- Futures

The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                          For the fiscal year
                          ended September 30,
                       --------------------------
                               2001          2000
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A ............       10,536         8,242
 Class B.............          535           175
 Class C.............          263            86
 Class Y ............       13,721         3,935
Shares issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A ............        4,051         6,136
 Class B.............           12             2
 Class C.............            5             2
 Class Y ............           55            22
Shares redeemed:
 Class A ............      (16,062)      (31,337)
 Class B.............          (45)          (20)
 Class C.............          (36)           (2)
 Class Y ............      (11,902)       (3,957)
                            -------        ------
Increase (decrease) in outstanding
 capital shares......        1,133       (16,716)
                            =======        ======
Value issued from sale
 of shares:
 Class A ............      $72,759       $54,649
 Class B.............        3,691         1,165
 Class C.............        1,817           574
 Class Y ............       94,321        25,848
Value issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A ............       27,866        40,755
 Class B.............           81            17
 Class C.............           38            12
 Class Y ............          382           145
Value redeemed:
 Class A ............     (110,741)     (208,374)
 Class B.............         (314)         (132)
 Class C.............         (247)          (16)
 Class Y ............      (82,303)      (26,606)
                          ---------      --------
Increase (decrease) in outstanding
 capital ............       $7,350     $(111,963)
                          =========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund") as of September 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal Bond Fund, Inc. as of September 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
November 2, 2001

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains shown in the table below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

Exempt Interest Dividends - The per-share amounts shown as Exempt Interest represents the distribution of state and municipal bond interest and are exempt from Federal income tax.

                         PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                            For Individuals          For Corporations
                    ----------------------------------------------------------
 Record          OrdinaryLong-Term   Exempt        Non-  Long-Term   Exempt
  Date    Total  Income  Capital GainInterest  QualifyingCapital GainInterest
 -----------------------------------------------------------------------------
                                    Class A
10-11-00  $0.0280$0.00090 $    ---    $0.02710  $0.00090  $    ---    $0.02710
11-15-00   0.0280 0.00090      ---     0.02710   0.00090       ---     0.02710
12-13-00   0.0280 0.00139  0.00013     0.02648   0.00139   0.00013     0.02648
 1-10-01   0.0270 0.00100      ---     0.02600   0.00100       ---     0.02600
 2-14-01   0.0270 0.00100      ---     0.02600   0.00100       ---     0.02600
 3-14-01   0.0270 0.00100      ---     0.02600   0.00100       ---     0.02600
 4-11-01   0.0270 0.00100      ---     0.02600   0.00100       ---     0.02600
 5-09-01   0.0270 0.00100      ---     0.02600   0.00100       ---     0.02600
 6-13-01   0.0260 0.00100      ---     0.02500   0.00100       ---     0.02500
 7-11-01   0.0260 0.00100      ---     0.02500   0.00100       ---     0.02500
 8-15-01   0.0260 0.00100      ---     0.02500   0.00100       ---     0.02500
 9-19-01   0.0250 0.00090      ---     0.02410   0.00090       ---     0.02410
          --------------- --------    --------  --------   -------     -------
Total     $0.3220$0.01209 $0.00013    $0.30978  $0.01209  $0.00013    $0.30978
          =============== ========    ========  ========  ========    ========
                                    Class B
10-11-00  $0.0220$0.00070 $    ---    $0.02130   $0.00070  $    ---   $0.02130
11-15-00   0.0230 0.00080      ---     0.02220    0.00080       ---    0.02220
12-13-00   0.0230 0.00122  0.00013     0.02165    0.00122   0.00013    0.02165
 1-10-01   0.0220 0.00080      ---     0.02120    0.00080       ---    0.02120
 2-14-01   0.0210 0.00080      ---     0.02020    0.00080       ---    0.02020
 3-14-01   0.0220 0.00080      ---     0.02120    0.00080       ---    0.02120
 4-11-01   0.0230 0.00090      ---     0.02210    0.00090       ---    0.02210
 5-09-01   0.0220 0.00080      ---     0.02120    0.00080       ---    0.02120
 6-13-01   0.0210 0.00080      ---     0.02020    0.00080       ---    0.02020
 7-11-01   0.0220 0.00080      ---     0.02120    0.00080       ---    0.02120
 8-15-01   0.0200 0.00070      ---     0.01930    0.00070       ---    0.01930
 9-19-01   0.0190 0.00070      ---     0.01830    0.00070       ---    0.01830
          --------------- --------    --------   --------   -------    -------
Total     $0.2600$0.00982 $0.00013    $0.25005   $0.00982  $0.00013   $0.25005
          =============== ========    ========   ========   =======    =======
                                    Class C
10-11-00  $0.0220$0.00070 $    ---    $0.02130   $0.00070  $    ---   $0.02130
11-15-00   0.0230 0.00080      ---     0.02220    0.00080       ---    0.02220
12-13-00   0.0230 0.00122  0.00013     0.02165    0.00122   0.00013    0.02165
 1-10-01   0.0220 0.00080      ---     0.02120    0.00080       ---    0.02120
 2-14-01   0.0210 0.00080      ---     0.02020    0.00080       ---    0.02020
 3-14-01   0.0220 0.00080      ---     0.02120    0.00080       ---    0.02120
 4-11-01   0.0230 0.00090      ---     0.02210    0.00090       ---    0.02210
 5-09-01   0.0230 0.00090      ---     0.02210    0.00090       ---    0.02210
 6-13-01   0.0200 0.00070      ---     0.01930    0.00070       ---    0.01930
 7-11-01   0.0220 0.00080      ---     0.02120    0.00080       ---    0.02120
 8-15-01   0.0200 0.00070      ---     0.01930    0.00070       ---    0.01930
 9-19-01   0.0190 0.00070      ---     0.01830    0.00070       ---    0.01830
          --------------- --------    --------   --------   -------    -------
Total     $0.2600$0.00982 $0.00013    $0.25005   $0.00982  $0.00013   $0.25005
          =============== ========    ========   ========  ========   ========
                                    Class Y
10-11-00  $0.0280$0.00090 $    ---    $0.02710   $0.00090  $    ---   $0.02710
11-15-00   0.0290 0.00100      ---     0.02800    0.00100       ---    0.02800
12-13-00   0.0300 0.00146  0.00013     0.02841    0.00146   0.00013    0.02841
 1-10-01   0.0270 0.00100      ---     0.02600    0.00100       ---    0.02600
 2-14-01   0.0280 0.00100      ---     0.02700    0.00100       ---    0.02700
 3-14-01   0.0280 0.00100      ---     0.02700    0.00100       ---    0.02700
 4-11-01   0.0270 0.00100      ---     0.02600    0.00100       ---    0.02600
 5-09-01   0.0280 0.00100      ---     0.02700    0.00100       ---    0.02700
 6-13-01   0.0270 0.00100      ---     0.02600    0.00100       ---    0.02600
 7-11-01   0.0270 0.00100      ---     0.02600    0.00100       ---    0.02600
 8-15-01   0.0270 0.00100      ---     0.02600    0.00100       ---    0.02600
 9-19-01   0.0270 0.00100      ---     0.02600    0.00100       ---    0.02600
          --------------- --------    --------   --------  --------   --------
Total     $0.3330$0.01236 $0.00013    $0.32051   $0.01236  $0.00013   $0.32051
          =============== ========    ========   ========  ========   ========

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Bryan J. Bailey, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.


NUR1008A(9-01)